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                                                                      Exhibit 23


DELOITTE & TOUCHE LLP (letterhead)
2000 First National Center                                Telephone 402-346-7788
Omaha, NE 68102-1578                                      Facsimile 402-346-0711
                                                                    402-344-0372



INDEPENDENT AUDITORS' CONSENT



We consent to incorporation by reference in Registration Statements No. 33-21680, 33-57117, 333-02785, 333-78017, and 333-83251 of Valmont Industries,
Inc. on Form S-8 of our reports dated February 27, 2001, appearing in or incorporated by reference in the Annual Report on Form 10-K of Valmont Industries, Inc. for the year ended December 30, 2000.

DELOITTE & TOUCHE LLP


Omaha, Nebraska
March 22, 2001



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